VOYA SEPARATE PORTFOLIOS TRUST
     Voya Investment Grade Credit Fund
             Voya Securitized Credit Fund
        Voya Target Retirement 2025 Fund
Voya Target Retirement 2030 Fund
Voya Target Retirement 2035 Fund
Voya Target Retirement 2040 Fund
Voya Target Retirement 2045 Fund
Voya Target Retirement 2050 Fund
Voya Target Retirement 2055 Fund
Voya Target Retirement 2060 Fund
Voya Target Retirement 2065 Fund
     Voya Target In-Retirement Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 15, 2024

to the current Prospectuses for the Funds' Class A, Class I, Class R, Class R6,

and Class W Shares', as supplemented (each, a "Prospectus" and together, the "Prospectuses")

Effective April 1, 2024, the Prospectuses are revised as follows:

1.The sub-section of the Prospectuses entitled "Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information – Merrill Lynch" is deleted in its entirety and replaced with the following:

MERRILL LYNCH ("Merrill")

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front- end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the shareholder's responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the "Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Shareholders are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include Simplified Employee Pension IRAs ("SEP IRA"), Simple IRAs, SAR-SEPs or Keogh plans.

•Shares purchased through a Merrill investment advisory program.

•Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.

•Shares of Funds purchased through the Merrill Edge Self-Directed platform.

•Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.

~~•~~Shares exchanged from level-load shares to front-end sales charge shares of the same Fund in accordance with the description in the Merrill SLWD Supplement.

~~•~~Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement).

•Trustees of the Fund, and employees of the Investment Adviser or any of its affiliates, as described in this Prospectus.

•Shares purchased from the proceeds of the Fund's redemption in front-end sales charge shares provided: (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement.

CDSC Waivers on Class A and Class C Shares Available at Merrill

•Shares sold due to shareholder's death or disability (as defined by Internal Revenue Code Section 22e(3)).

•Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.

•Shares sold due to return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.

~~•~~Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same Fund.

Front-End Load Discounts Available at Merrill: Breakpoints, ROA & LOI

•Breakpoints as described in this Prospectus, where the sales charge is at or below the maximum sales charge that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

•ROA, as described in the Merrill SLWD Supplement, which entitle shareholders to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

•LOI: which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE